UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐    Definitive Proxy Statement

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☐    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ST. BERNARD SOFTWARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ST. BERNARD SOFTWARE, INC. (DBA EDGEWAVE)

15333 Avenue of Science

San Diego, CA 92128

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 15, 2011

Dear Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of St. Bernard Software, Inc. (dba EdgeWave), a Delaware corporation (the “Company”). The meeting will be held on Wednesday, June 15, 2011 at 9:00 a.m. local time at 15333 Avenue of Science, San Diego, CA 92128 for the following purposes:

1. To elect four directors to hold office until the 2012 Annual Meeting of Stockholders.

2. To approve adoption of the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan authorizing the issuance of up to 1,350,000 shares of common stock under such plan.

3. To approve an amendment of the Company’s Certificate of Incorporation to change its corporate name from St. Bernard Software, Inc., to EdgeWave, Inc.

4. To ratify the selection by the Audit Committee of the Board of Directors of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent auditors of the Company for its fiscal year ending December 31, 2011.

5. To conduct any other business properly brought before the meeting.

These items are more fully described in the proxy statement accompanying this Notice.

The record date for the 2011 Annual Meeting is April 21, 2011. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Louis E. Ryan

Chief Executive Officer and

Chairman of the Board of Directors

San Diego, California

April 29, 2011

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

ST. BERNARD SOFTWARE, INC. (DBA EDGEWAVE)

15333 Avenue of Science

San Diego, CA 92128

PROXY STATEMENT

FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

June 15, 2011

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of St. Bernard Software, Inc. (sometimes referred to as the “Company” or “St. Bernard”) is soliciting your proxy to vote at the 2011 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

The Company intends to mail this proxy statement and accompanying proxy card on or about April 29, 2011 to all stockholders of record entitled to vote at the 2011 Annual Meeting.

Important notice regarding the availability of Proxy materials for the Stockholder Meeting to be held on June 15, 2011. The proxy statement and annual report to security holders are available at the following website: http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=13605.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 21, 2011 will be entitled to vote at the annual meeting. On this record date, there were [16,390,811] shares of the Company’s common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 21, 2011 your shares were registered directly in your name with St. Bernard’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 21, 2011 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2011 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the 2011 Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote:

•	Election of four directors to hold office until the 2012 Annual Meeting of Stockholders;

•	Approval of the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan authorizing the issuance of up to 1,350,000 shares of common stock under such plan;

•	To approve an amendment of the Company’s Certificate of Incorporation to change its corporate name from St. Bernard Software, Inc., to EdgeWave Inc.; and

•	Ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent auditors of the Company for its fiscal year ending 2011.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the 2011 Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-800-PROXIES (1-800-776-9437) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 PM Eastern Time on June 14, 2010 to be counted.

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To vote on the Internet, go to http://www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 PM Eastern Time on June 14, 2011 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from St. Bernard. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 21, 2011.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all four nominees for director, “For” approval for adoption of the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan authorizing the issuance of up to 1,350,000 shares of common stock under such plan, “For” approval of the amendment of the Company’s Certificate of Incorporation to change its corporate name from St. Bernard Software, Inc., to EdgeWave Inc., and “For” ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent auditors of the Company for its fiscal year ending 2011. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The board of directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” approval of the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan and authorizing the issuance of up to 1,350,000 shares of common stock under such plan;

•	“FOR” approval of an amendment of the Company’s Certificate of Incorporation to change its corporate name from St. Bernard Software, Inc., to EdgeWave Inc.; and

•	“FOR” ratification of the selection of independent auditors for our fiscal year ending December 31, 2011.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees and Alliance Advisors may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but Alliance Advisors will be paid its customary fee of approximately [$2,000] plus out-of-pocket expenses if it solicits proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to Secretary at 15333 Avenue of Science, San Diego, CA 92128.

•	You may attend the 2011 Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 1, 2012, which is 120 calendar days prior to the anniversary date of the mailing of this Proxy Statement, to St. Bernard Software, Inc., 15333 Avenue of Science, San Diego, CA 92128. In addition, under our Amended and Restated Bylaws, if you wish to submit a proposal that is to be considered at our 2011 Annual Meeting of Stockholders or nominate a director at such Annual Meeting, you must do so no later than the close of business on the ninetieth (90th)  day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th)  day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. You are also advised to review the Company’s Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition, the proxy solicited by the Board of Directors for the 2012 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than March 17, 2012, which is 45 calendar days prior to the anniversary date of the mailing of this Proxy Statement. It is recommended that stockholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Amended and Restated Bylaws and conditions established by the Securities and Exchange Commission.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any, except for Proposal No. 3, for which broker non-votes will have the same effect as an “Against” vote.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the new rules of the New York Stock Exchange, election of directors is no longer considered a “routine” matter. The proposal to ratify the appointment of Squar, Milner as our independent registered public accounting firm is the only matter in this proxy statement considered to be a routine matter for which brokers will be permitted to vote on behalf of their clients if no voting instructions are furnished. Therefore, it is important that you provide voting instructions to your broker.

How many votes are needed to approve each proposal?

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For Proposal No. 1, the election of directors, the four nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” the nominees will affect the outcome.

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To be approved, Proposal No. 2, the approval of the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan authorizing the issuance of up to 1,350,000 shares of common stock under such plan, must receive “For” votes from the majority of shares present and entitled to vote at the Annual Meeting either in person or by proxy. Abstentions are not counted in determining the number of shares voted for or against any proposal, but will be counted as present and entitled to vote on the proposal. Accordingly, if you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

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To be approved, Proposal No. 3, the approval of the name change of the Company to EdgeWave, Inc., must receive “For” votes from the holders of a majority of the Company’s outstanding shares of common stock entitled to vote thereon. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Since this proposal requires the affirmative vote of a majority of all holders of outstanding shares entitled to vote, broker non-votes will have the same effect as an “Against” vote on this proposal.

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To be approved, Proposal No. 4, the ratification of the selection by the Audit Committee of the Board of Directors of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent auditors for its fiscal year ending December 31, 2011, must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were [16,390,811] shares outstanding and entitled to vote. Thus, the holders of [8,195,406] shares must be present in person or represented by proxy at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. We are required to file the voting results in a Current Report on Form 8-K which you can find within four business days of the Meeting on the EDGAR website at www.sec.gov.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections and American Stock Transfer & Trust Company, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

PROPOSAL 1

ELECTION OF DIRECTORS

Each director of St. Bernard’s Board of Directors is elected for a one year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is elected and qualified.

The Board of Directors presently has four members. All the directors’ terms of office expire in 2011. Each of the nominees listed below is currently a director of the Company and, with the exception of William Baumel, has been previously elected by the stockholders of the Company. The Board of Directors has recommended each of the nominees listed below for election to the Board at the annual meeting. If elected at the annual meeting, each of these nominees would serve until the 2012 Annual Meeting of Stockholders and until his successor is elected and has qualified, or, if sooner, until the director’s death, resignation, or removal. It is the Company’s policy to invite directors and nominees for director to attend the Company’s annual meetings.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The four nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Board. Each person nominated for election has agreed to serve if elected. St. Bernard’s management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee recommended by the Board of Directors of St. Bernard.

Humphrey Polanen

Mr. Polanen, age 61, has served as a member of the Board of Directors of the Company since April 2004 and served as Chairman of the Board of Directors from April 2004 to July 2008 and served as Chief Executive Officer of the Company between April 2004 and July 2006 (when the Company was known as “Sand Hill IT Security Acquisition Corp.”). From January 2000 until December 2003, Mr. Polanen served as Managing Director of Internet Venture Partners, a strategic consulting and venture capital management firm for technology companies. From February 1998 through February 1999, he was President and CEO of Trustworks Systems, a network security software company. Between 1995 and 1998, he was General Manager of two divisions of Sun Microsystems where he led the Internet Commerce Group and the Network Security Division. Mr. Polanen has been a member of the board of directors of Heritage Bank of Commerce since 1994 and has been chair of that board’s audit committee for ten years. Mr. Polanen is also a director of Shanghai Century Acquisition Corp. Mr. Polanen is a graduate of Hamilton College and Harvard Law School. Mr. Polanen brings to our Board extensive business, banking and legal experience as well as experience and contacts in the information security industry, which is the Company’s core business.

Bart A. M. van Hedel

Mr. van Hedel, age 66, currently is an Executive Officer for Vogel Investments B.V. in addition to the companies listed below. Mr. van Hedel became a member of the Board of Directors of the Company upon completion of the merger of St. Bernard Software, Inc. with the Company (when the Company was known as “Sand Hill IT Security Acquisition Corp.”) in July 2006. Prior to the merger, he served as a director of St. Bernard Software, Inc. since 1996. He has been a Partner of BeeBird Corporate Finance C. V. since 1992. Mr. van Hedel was a non-executive member of the board of Ai-Investments N.V. from 1997 until December 2005, when he was named an executive board member. He was an executive board member of venture capital firm Paribas Participations N.V., from 1990 to 1992 and was an executive board member for Kempen & Co., Investment Bank in Amsterdam from 1981 to 1990. Mr. van Hedel graduated in 1973 from Eramus University of Rotterdam with a Masters in economics and tax. Mr. van Hedel brings to our Board extensive investment banking experience and business connections in Europe and the Board regularly relies on him for guidance and assistance in international matters.

Louis Ryan

Mr. Ryan, age 56, became Chief Executive Officer effective January 15, 2009. He has also been a member of the Board of Directors of the Company since July 2006 and became Chairman of the Board of Directors in July 2008. Since 2003, Mr. Ryan has been a venture partner with Sand Hill Capital and has served as the executive chairman of HydroPoint Data Systems, Inc. and SprayCool, a provider of high performance electronic system cooling and packaging solutions for military and commercial applications. From 2003 to May 2006, he served as the executive chairman of Network Chemistry. From January 1997 to June 2003, Mr. Ryan was president and chief executive officer and a director of Entercept Security Technologies Inc. (which was sold to Network Associates Technology, Inc. in 2003), a network security software company. From 1988 to 1995, Mr. Ryan was co-founder and executive vice president of Delrina Company, a publicly traded software company which was sold in 1995 to Symantec Company. Mr. Ryan was also an early investor and board member of Foundstone, a vulnerability management supplier acquired by McAfee, Inc. in August 2004. Mr. Ryan also serves on the board of Certicom Company, and is an advisor to Sand Hill Capital and DiamondHead Ventures. Mr. Ryan brings to our Board extensive senior management experience as well as experience and contacts in the information security industry, which is the Company’s core business, along with particular strengths with respect to leadership skills, and management skills.

William Baumel

Mr. Baumel, age 42, joined the Board of Directors of the Company with its acquisition of substantially all the assets of Red Condor by the Company in August 2010 and subsequent investment by RWI Ventures. He co-founded RWI Ventures, a Silicon Valley-based venture capital firm, in 2000. Mr. Baumel is the managing member of RWI Ventures II, LLC, the General Partner of RWI Ventures II, L.P. as well as the managing member of Great Rock Capital Management, LLC, the General Partner of Great Rock Capital. Mr. Baumel was recognized at 2009's AlwaysOn Venture Summit as one of the top 100 venture capitalists based on successful liquidity events. His investments include Infinera (Nasdaq: INFN), SiGe (S-1 filed, Nasdaq: SIGE), Turin (merged with Force 10, S-1 filed, Nasdaq: FTEN), and BlueArc among others. He was Chairman of Optical Solutions which was acquired by Calix (Nasdaq: CALX), active in the founding of NextNet which was acquired by Clearwire Communications (Nasdaq: CLWR), and helped grow SaaS financial software provider Magnet which was acquired by Intuit (Nasdaq: INTU). Mr. Baumel served as as acting CEO and then Director of insurance e-commerce and Internet exchange provider Ebix (Nasdaq:EBIX). He earned his CPA while at Deloitte & Touche in San Francisco and holds a B.S. summa cum laude from The Ohio State University and an MBA with high distinction from The University of Michigan. Mr. Baumel brings to our Board extensive investment banking and business experience.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2

APPROVAL OF THE ADOPTION OF THE ST. BERNARD SOFTWARE, INC. 2010 EMPLOYEE, DIRECTOR, AND CONSULTANT EQUITY INCENTIVE PLAN

GENERAL

The Company is asking the stockholders to approve the St. Bernard Software, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan (the “Plan”), the material terms of which are more fully described below. The Board of Directors approved the Plan on November 11, 2010. The Plan is intended to encourage ownership of shares by employees, directors of the Company and certain consultants to the Company and its affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an affiliate and to provide additional incentive for them to promote the success of the Company or of an affiliate. The Plan provides for the granting of Incentive Stock Options (ISOs), Non-Qualified Options, Stock Grants and Stock-Based Awards. No ISOs may be granted prior to stockholder approval of the Plan.

The Plan is being submitted to the stockholders for approval so that (i) certain option grants may receive favorable federal income tax treatment for grants as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) option grants made after the date of approval of the 2010 Plan by our stockholders will qualify the Company to receive a federal income tax deduction for certain compensation paid under the 2010 Plan under Section 162(m) of the Code. Section 162(m) of the Code generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of its Covered Employees (as defined in Section 162(m) of the Code, generally the executive officers named in the Summary Compensation Table above). Although we have not approached the $1,000,000 compensation level for any of our Covered Employees, we believe that it is in the best interests of the Company and our stockholders to structure the Plan so that we are in a position to maximize corporate deductibility of executive compensation for the issuance of stock options. If our stockholders do not approve the Plan we will still be authorized to make grants thereunder subject to the limitations described above.

As of April 15, 2011, options to purchase approximately 3,068,139 shares of our Common Stock were outstanding under our St. Bernard Software Inc., 2005 Stock Option Plan (the “2005 Plan”) and the St. Bernard Software, Inc., 2006 Recruitment Equity Incentive Plan (the “2006 Plan). No more shares are currently available for issuance under the 2006 Plan. On April 15, 2011 an additional 588,427 shares are available for future awards thereunder. However, the 2005 Plan does not provide for the issuance of Stock Grants, which the Board and management believe is important to attract and retain certain qualified employees.

Generally, shares of Common Stock reserved for awards under the Plan that lapse or are canceled will be added back to the share reserve available for future awards at the same rate as they were deducted from the authorized shares. However, shares of Common Stock tendered in payment for an award or shares of Common Stock withheld for taxes will not be available again for grant.

Our Board of Directors and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future and to align employee and stockholder interests. The Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the Plan is essential to provide us with a sufficient number of shares to permit us to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors, and to give us the flexibility we need to make various types of awards, including Stock Grant awards which are not currently available under our 2005 Plan. Accordingly, our Board of Directors believes the Plan is in our best interests and those of our stockholders and recommends a vote “FOR” the approval of the Plan.

Description of the Plan

The Plan permits the grant of Incentive Stock Options (ISOs), Non-Qualified Options, Stock Grants (restricted and unrestricted) or a Stock-Based Awards (collectively “Stock Right”). The following summary of the material features of the Plan is entirely qualified by reference to the full text of the Plan, a copy of which is attached hereto as Annex I. Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the Plan.

Eligibility for Participation

Each participant must be an employee, director or consultant of the Company or of an affiliate at the time of the grant. However, the Administrator of the Plan (the Board or a Committee of the Board) may authorize the grant of a Stock Right to a person not then an employee, director or consultant of the Company or of an affiliate; provided, however, that the actual grant of such Stock Right is conditioned upon such person becoming eligible to become a employee, director or consultant at or prior to the time of the execution of the agreement evidencing such Stock Right. ISOs may be granted only to employees who are deemed to be residents of the United States for tax purposes.

Limitations on Grants

The Plan allows for the issuance of up to 1,350,000 shares of Common Stock. The maximum aggregate number of ISOs, Non-Qualified Options and Stock-Based Awards which may be issued is 350,000 Shares. Stock Grant may be issued up to the maximum amount of 1,350,000. In addition, generally shares of Common Stock reserved for awards under the Plan that lapse or are canceled will be added back to the share reserve available for future awards at the same rate as they were deducted from the authorized shares. The Plan provides that no participant may receive awards for more than 750,000 shares of Common Stock in any fiscal year.

Administration

The Plan is administered by the Board or a Board committee (the “Administrator”). Subject to the provisions of the Plan, the Board or a Board committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the award, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

The Board has the power to delegate administration of the Plan to a committee composed of one or more members of the Board. In 2006, the Compensation Committee formed a Non-Officer Stock Option Subcommittee, or Subcommittee, currently composed of Mr. Ryan, to which it delegated authority to grant, without any further action required by the Compensation Committee, Non-Qualified stock options to employees. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of Non-Qualified options to non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. In particular, the Subcommittee may not grant options to grant more than an aggregate of 10,000 shares per employee in any calendar year and all grants must be under standard terms and conditions.

Terms and Conditions

Stock Options. The following is a description of the permissible terms of options under the Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

The Plan provides both for “incentive” stock options as defined in Section 422 of the Code and for options not qualifying as incentive options. Only employees of the Company may receive incentive stock options. The Board determines the exercise price per share of Common Stock purchasable under an incentive or non-qualified stock option.

The exercise price of stock options may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of Common Stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of the Company stock may not be less than 110% of the fair market value on the date of grant. The number of shares covered by incentive stock options which may be exercised by any participant during any calendar year cannot have an aggregate fair market value in excess of $100,000, measured at the date of grant.

Subject to any limitations or conditions the Board may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. The notice must be accompanied by payment in full of the purchase price.

Generally, stock options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable during the holder’s lifetime, or in the event of legal incapacity or incompetency, by the holder’s guardian or legal representative.

Generally, if the holder is an employee, stock options granted under the Plan may be exercised by the holder while he or she is employed by the Company or a Company subsidiary at the time of the exercise, and for a period of three months, or such other greater period as the Board may determine, after the holder ceases to be an employee for reasons other than death or disability as “disabled” is defined in Section 22(e)(3) of the Code. In the event the holder’s employment is terminated due to disability, the holder may still exercise his or her vested stock options for a period of 12 months or such other greater period as the Board may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a Company subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater period as the Board may determine or until the expiration of the stated term of the stock option, whichever period is shorter.

Restricted Stock. Restricted stock is Common Stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards. The Plan authorizes the grant of other Stock-Based Awards. Other Stock-Based Awards shall cover such number of shares of Common Stock and have such terms and conditions as the Administrator shall determine, including the grant of Common Stock based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award has to be set forth in an agreement executed by the Company and, to the extent required by law or requested by the Company, by the director, employee or consultant. The agreement has to be in a form approved by the Administrator and must contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

Assignability and Transferability. Stock Right granted cannot not be transferable by the director, employee or consultant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable agreement and no Stock Right may be transferred for value. If an ISO is transferred except in compliance with clause (i) above, then it shall no longer qualify as an ISO.

Capital Adjustments. In the event of a stock dividend or stock split, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant will be appropriately increased or decreased proportionately. In the event of a Corporate Transaction, as defined in the Plan (which includes a merger with or acquisition of the Company), the Administrator or the Board of Directors of any entity assuming the obligations of the Company under the Plan (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction). The Administrator is not obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

Term and Amendments. Unless terminated by the Board or the Stockholders, the Plan will shall continue to remain effective until no further awards may be granted (November 11, 2020) and all awards granted under the Option Plan are no longer outstanding. The Administrator may at any time, and from time to time, amend the Option Plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the Option Plan without the holder’s consent.

Federal Income Tax Considerations.

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2010 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options. Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option exercise price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option exercise price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than the fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options. Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options. A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option exercise price. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income. An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants. With respect to stock grants under the Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee. With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2010.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1) (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,176,024	$0.36	592,957
Equity compensation plans not approved by security holders	1,030,250	0.35	819,750

Total	4,206,274	$0.28	1,412,707

(1)	These amounts include 592,957 shares of Common Stock reserved for issuance pursuant to the Company’s 2005 Stock Option Plan previously approved by the Company’s stockholders.

The following equity compensation plans of the Company that were in effect as of December 31, 2010 were adopted without the approval of the Company’s security holders: 2006 Recruitment Equity Incentive Plan.

On December 18, 2006, the Board approved the Company’s 2006 Recruitment Equity Incentive Plan (the “2006 Recruitment Plan”). An aggregate of five hundred thousand (500,000) shares of the Company’s common stock is eligible to be issued under the 2006 Recruitment Plan. The Board approved the 2006 Recruitment Plan to provide a means by which the Company will be able to retain the services of persons not previously employed by St. Bernard, as an inducement to individuals to become employed by St. Bernard and to provide incentives for such persons to exert maximum efforts for the success of St. Bernard and its subsidiaries. The 2006 Recruitment Plan provides for the grant of stock options, restricted stock awards, stock appreciation rights, phantom stock awards and other stock awards (collectively, the “Stock Awards”). Generally, new employees of St. Bernard who are hired as regular employees and perform regular employment services for St. Bernard or its subsidiaries will be eligible for Stock Awards. The 2006 Recruitment Plan is administered by the Board or an authorized committee of the Board. Subject to the terms of the 2006 Recruitment Plan, the Board determines recipients, dates of grant, the numbers and types of Stock Awards to be granted, and the terms and conditions of the Stock Awards, including the period of their exercisability and vesting.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

APPROVAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE ITS CORPORATE NAME FROM ST. BERNARD SOFTWARE, INC., TO EDGEWAVE, INC.

On April 15, 2011, the Board of Directors of the Company approved, subject to stockholder approval, an amendment to Article I of the Company’s Amended and Restated Certificate of Incorporation to change its name to “Edgewave, Inc.” If the amendment is approved, Article I of the Company's Certificate of Incorporation will be amended to read in its entirety as follows:

“FIRST. The name of the corporation is Edgewave, Inc.”

The Board of Directors believes that it is in the best interest of the Company to rebrand itself as Edgewave, Inc. The change of our corporate name will not affect the rights of any stockholder or the validity or transferability of stock certificates currently outstanding. Stockholders will not be required to surrender or exchange any of the stock certificates that they currently hold as a result of the name change for new stock certificates.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE PROPOSED AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE ITS CORPORATE NAME FROM ST. BERNARD SOFTWARE, INC. TO EDGEWAVE, INC.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee designated Squar, Milner, Peterson, Miranda & Williamson, LLP, or Squar, as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the 2011 Annual Meeting. Squar has been the Company’s Independent Registered Public Accounting Firm since December 4, 2007. Squar has advised the Company that, in accordance with professional standards, they will not perform any non-audit service that would impair their independence for purposes of expressing an opinion on the Company’s financial statements. Representatives of Squar are expected to be present at the 2011 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the selection of Squar as the Company’s Independent Registered Public Accounting Firm. However, the Audit Committee of the Board is submitting the selection of Squar to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Squar. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

In connection with the audit of the 2010 financial statements, the Company entered into an engagement agreement with Squar which sets forth the terms by which Squar will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures.

The 2010 and 2009 fees listed in the table below under Audit Fees represent fees billed by Squar for services provided to the Company in connection with the audits of our financial statements for the fiscal years ended December 31, 2010 and 2009, reviews of the financial statements included in each of our quarterly reports on Form 10Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements during those years. Audit-Related Fees listed in the table below for 2010 and 2009 represent fees billed by Squar for services provided to the Company in connection with audits of the Company’s 401(k) Plan for the year ended December 31, 2009 and 2008.

	Fiscal Year Ended (in thousands)
	2010	2009
Audit Fees	$131	$128
Audit-related Fees	8	8
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$139	$136

All fees described above related to engagement of the Company’s Independent Registered Public Accounting Firm were approved by the Audit Committee or the Board of Directors.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Squar. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Squar’s report on the financial statements for the fiscal year ended December 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. There were no disagreements between the Company and Squar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that would have caused Squar to report the disagreement if it had not been resolved to the satisfaction of Squar.

During the Company’s two most recent fiscal years and the interim period prior to engaging Squar, neither the Company nor anyone on its behalf consulted Squar regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Squar concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 4.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent director” including those set forth in pertinent listing standards of The Nasdaq Stock Market, LLC, or Nasdaq, as in effect from time to time. Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined Messrs. Polanen, van Hedel and [Baumel] to be independent directors within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board found that neither Messrs. Polanen, Baumel nor van Hedel had a material or other disqualifying relationship with the Company. Mr. Ryan, the Company’s Chief Executive Officer and Chairman of the Board of Directors, is not an independent director by virtue of his employment with the Company.

Board’s Leadership Structure

The Board’s current leadership structure is characterized by a combined Chairman of the Board and CEO. The Board believes that its current leadership structure provides sufficient independent board leadership and engagement while deriving the benefit of having our CEO also serve as Chairman of the Board. As the individual with primary responsibility for managing the Company’s day-to-day operations and with in-depth knowledge and understanding of the Company, our CEO is best positioned to chair regular Board meetings as we discuss key business and strategic issues. The Board believes that this combined structure along with our two independent directors provides a sufficient level of independent oversight.

Risk Oversight

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk oversight is to understand the risks our Company faces, the steps management is taking to manage those risks and to assess management’s appetite for risk. It is management’s responsibility to manage risk and bring to the Board’s attention material risks facing our Company. Our Board receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments which are each integrated with enterprise-risk exposures. Our Board also approves our CEO’s performance goals for each year. In doing so, the Board has an opportunity to ensure that the CEO’s goals include responsibility for broad risk management. The involvement of the full Board in setting our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

While the Board has the ultimate responsibility for overall risk oversight, each committee of the Board also has responsibility for particular areas of risk oversight. For example, the Audit Committee focuses on financial risk and internal controls. In addition, the Board of Directors, acting in lieu of the Compensation Committee in 2010, evaluates and sets compensation programs that encourage decision making predicated upon a level of risk consistent with our business strategy. The Board of Directors, acting in lieu of the Compensation Committee in 2010 also reviews compensation and benefit plans affecting employees in addition to those applicable to executive officers. Finally, the Board of Directors acting in lieu of the Governance and Nominating Committee oversees governance and succession risk, including Board and CEO succession and evaluates director skills and qualifications to appoint particular directors to our standing committees based upon the needs of that committee.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met eleven (11) times during 2010. All directors attended at least 75% of the aggregate meetings of the Board, and of the committees on which they served, held during the period for which they were directors or committee members, respectively. We encourage our Board members to attend our annual stockholder meetings. In 2010, all members of our Board of Directors, with the exception of William Baumel who joined the Board of Directors in August 2010, attended our annual meeting held on June 15, 2010.

The Nominating and Governance Committee of the Board was dissolved effective June 24, 2009, and the Board of Directors assumed the responsibility for identifying individuals qualified to become members of the Board and recommending to the Board individuals to be considered as nominees for election as directors at the annual meeting of stockholders of the Company, reviewing and evaluating incumbent directors, overseeing all aspects of the Company’s corporate governance functions, developing and adopting corporate governance principles applicable to the Company which are designed to help the Board satisfy its obligations to the stockholders of the Company and is responsible for other affairs relating to directors of the Company, including director compensation.

The Board of Directors considers director candidates recommended by stockholders. The Board does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Board to become nominees for election to the Board may do so by delivering a written recommendation to the Board of Directors at the following address: 15333 Avenue of Science, San Diego, CA 92128 at least 120 days prior to the anniversary date of the mailing of the Company’s proxy statement for the last Annual Meeting of Stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has two committees: an Audit Committee and a Compensation Committee. The Nominating and Corporate Governance Committee was dissolved on June 24, 2009. The following table provides membership and meeting information for fiscal 2010 for each of the Board committees:

Name	Audit	Compensation
Louis Ryan (1)
Bart A. M. van Hedel (2)	X	X
Humphrey Polanen (3)	X	X
William Baumel	X	X
Total meetings in fiscal 2010	4	0

(1)	Chairman of the Board of Directors.
(2)	Chairman of Compensation Committee.
(3)	Chairman of the Audit Committee.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that Humphrey Polanen meets the standards for “independence” within the meaning of Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended, and that he is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee is responsible for the selection and appointment, retention, compensation, termination and oversight of the work of the Company’s independent auditor; reviews with management and the independent auditor any material conflicts or disagreements regarding financial reporting or accounting practices and policies of the Company; approves all audit and non-audit services to be performed by the independent auditor, as well as the scope of the services to be provided and the compensation to be paid for such services; reviews and discusses with management all disclosures required to be included in periodic reports filed by the Company; reviews all relationships between the independent auditor and the Company and evaluates the independent auditor’s independence; reviews reports from the independent auditor describing the independent auditor’s internal quality control procedures; reviews reports required to be submitted to the Company by the independent auditor concerning the independent auditor’s internal quality control procedures and reviews; evaluates the independent auditor’s qualifications and performance; confirms that the lead audit partner for the Company’s independent auditor has not performed audit services for the Company for each of the five previous years; reviews the Company’s financial statements for each interim period and any changes in accounting policies that have occurred during the interim periods; discusses guidelines and policies governing the procedures for risk assessment and risk management for the Company including discussion of the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures; reviews with counsel and the independent auditor and management any significant regulatory or other legal or accounting initiatives or matters that could have a material impact on the Company’s financial statements; discusses the responsibilities, budget and staffing of the Company’s internal audit function and reviews the scope, quality and adequacy of the Company’s internal controls over financial reporting and disclosure; and establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, audit matters and established procedures for the confidential submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee is composed of three directors: Messrs. Polanen, Baumel, and van Hedel. The Audit Committee met four times during 2010. The Audit Committee has adopted a written charter that is available to stockholders on the Company’s website at http://www.edgewave.com/investor/corp_governance.asp. The Company has not been able to maintain compliance with the provision in the Audit Committee charter requiring that the Audit Committee consist of at least three directors and that each of the director’s satisfy the independence requirements set forth in the audit committee charter. During the latter part of 2010, after William Baumel joined the Board, the Audit Committee has been back in compliance with the requirements of the charter.

The Board of Directors reviews the SEC listing standards definition of independence for Audit Committee members on an annual basis and has determined that Mr. Polanen [and Mr. Baumel] of the Company’s Audit Committee is independent (as “independence” is currently defined in the applicable Nasdaq listing standards). The Board of Directors has determined that Mr. Polanen qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Polanen’s level of knowledge and experience based on a number of factors, including his formal education, his ability to read and understand fundamental financial statements and understanding of Generally Accepting Accounting Practices (“GAAP”), experience as a chief executive officer and chief financial officer, and venture capitalist background.

Report of the Audit Committee of the Board of Directors*

The Audit Committee of the Board of Directors has furnished the following report:

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2010 with management of the Company. The Audit Committee has discussed with Squar, Milner, Peterson, Miranda and Williamson, LLP, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Interim Auditing Standards AU Section 380, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accounting firm’s communications with the audit committee concerning independence and has discussed with the independent accountants their firm’s independence with respect to the Company. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report in Form 10-K for the fiscal year ended December 31, 2010.

Mr. Bart A. M. van Hedel

Mr. Humphrey Polanen

Mr. William Baumel

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Compensation Committee of the Board of Directors is composed of three directors: Messrs. Polanen, Baumel and van Hedel. Mr. Polanen and Mr. Baumel meet the standards of “independence” within the meaning of the applicable Nasdaq listing standards. The Compensation Committee did not meet during 2010. The Compensation Committee has adopted a written charter that is available to stockholders on the Company’s website at http://www.stbernard.com/investor/corp_governance.asp. For most of 2010, the Company has not been able to maintain compliance with the provision in the Compensation Committee charter requiring that the Compensation Committee consist of at least two directors and that each of the director’s satisfy the independence requirements set forth in the charter. During the latter part of 2010, after William Baumel joined the Board, the Compensation Committee has been back in compliance with the requirements of the charter.

The Compensation Committee of the Board of Directors acts on behalf of the Board to review, adopt or recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs, including:

•	establishment of annual and long-term performance goals and objectives for the Chief Executive Officer and all other officers and senior executives who report directly to the Chief Executive Officer;

•	evaluation of the performance of the Chief Executive Officer and all other officers and senior executives in light of the approved performance goals and objectives of the Company;

•

determination of the compensation of the Chief Executive Officer and all other officers and senior executives based on the evaluation of the performance of the Chief Executive Officer, and all other officers and senior executives, respectively;

•	recommendation to the Board with respect to incentive compensation plans and equity-based plans;

•	together with the Board, they administer the granting of stock options and awards under the Company’s stock option plans; and

•	production of an annual report on executive compensation for inclusion in the Company’s annual proxy statement in accordance with applicable rules and regulations.

In 2010, the Compensation Committee did not meet. However, the responsibility of the Compensation Committee was performed by the full board in 2010.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets quarterly and with greater frequency, if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the CEO and legal counsel. From time to time, various members of management, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate. In 2006, the Compensation Committee formed a Non-Officer Stock Option Subcommittee, or Subcommittee, currently composed of Mr. Ryan, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock options to employees who are not officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. In particular, the Subcommittee may not grant options to acquire more than an aggregate of 10,000 shares per employee in any calendar year and all grants must be under standard terms and conditions. Typically, as part of its oversight function, the Compensation Committee will review on a quarterly basis the list of grants made by the Subcommittee. The Subcommittee granted 270,500 options to purchase shares to non-officer employees in 2010.

The Compensation Committee establishes and makes, directly and sometimes by recommendations made to the Board of Directors, most significant adjustments to annual compensation, variable (bonus) compensation and equity awards of or to the executive officers of the Company and other direct reports to the Chief Executive Officer. The Compensation Committee also considers compensation for new executive hires. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive stock ownership information, analyses of historical executive compensation levels and executive compensation paid at similar companies, including industry, location and size, identified by St. Bernard’s management.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

The Board of Directors does not currently have a Nominating and Corporate Governance Committee, which was dissolved in June 2009 due to a lack of a sufficient number of independent directors. The entire Board of Directors currently performs the functions of a nominating committee. The Board considers diversity in identifying candidates by generally seeking to achieve a diversity of occupational and personal backgrounds on the Board. However the Board has no formal policy regarding diversity.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. This information is included in the Company’s Corporate Governance Guidelines available on the Company’s website at http://www.stbernard.com/investor/corp_governance.asp.

CODE OF ETHICS

The Company has adopted the St. Bernard Software Code of Ethics and Business Conduct that applies to all officers, directors and employees. The Code of Ethics and Business Conduct is available on our website at http://www.stbernard.com/investor/corp_governance.asp. If the Company makes any substantive amendments to the Code of Ethics and Business Conduct or grants any waiver from a provision of the Code of Ethics and Business Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

CORPORATE GOVERNANCE GUIDELINES

In September 2006, the Board of Directors documented the governance practices followed by the Company by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines were adopted by the Board to, among other things, reflect changes to the Securities and Exchange Commission rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at http://www.stbernard.com/investor/corp_governance.asp.

AFFILIATE TRANSACTIONS AND RELATIONSHIPS

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of March 31, 2011:

Name	Age	Positions
Louis Ryan	56	Chief Executive Officer and Chairman of the Board of Directors
Brian Nugent	38	Chief Operating Officer
Thalia Gietzen	48	Vice President of Finance
Dave Smith	51	Senior Vice President of Worldwide Commercial Sales

For a discussion of Mr. Ryan’s biographical information, see “Proposal 1 Election of Directors”.

Brian Nugent, age 38, is currently serving as Chief Operating Officer effective April 28, 2010. Prior to joining St. Bernard, Mr. Nugent was President, CEO & Chairman of Applied Identity, a policy-driven I&AM solutions provider which was acquired by Citrix Systems. Prior to Applied Identity, he was Senior Vice President of Worldwide Sales and Field Operations for Teros, the leader in Application Firewalls, which was also acquired by Citrix Systems.

Thalia Gietzen, age 48, is currently serving as Vice President of Finance effective June 1, 2009. Thalia Gietzen joined the Company in December 2007 as Corporate Controller. From 1994 to 2007 and prior to joining St. Bernard, Ms. Gietzen served as the CFO at Vycera Communications, a $20 million telecommunications company.

Dave Smith, age 51, is currently serving as Senior Vice President of World Wide Commercial Sales, effective October 16th, 2010. Prior to this appointment Mr. Smith was Vice President of Sales at Frontrange Solutions, a 130 million dollar IT services software company, for 6 years. Before Frontrange Solutions, Mr. Smith was VP of Sales for the Americas at 3Com Corporation.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 31, 2011 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership (1)
Directors And Executive Officers	Number of Shares	Percent of Total
Humphrey Polanen (2)	536,186	3.3%
Bart van Hedel (3)	3,462,451	21.0%
Louis Ryan (4)	2,875,710	17.0%
William Baumel (5)	37,500	*
Brian Nugent (6)	257,083	1.6%
Thalia Gietzen (7)	99,245	*
David Smith (8)	—	*
All executive officers and directors as a group (7 persons)	7,268,175	41.7%

Principal Stockholders
ATA Management II, LLC (9)	1,355,481	8.2%
RWI Ventures II, L.P. (10)	788,333	4.8%
John Jones (11)	905,038	5.5%

*	Less than one percent.

(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes, based on information supplied to it by the stockholders, that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 16,390,811 shares outstanding on March 31, 2011, adjusted as required by rules promulgated by the SEC.
(2)	Mr. Polanen is a member of the Board of Directors of the Company, served as Chairman of the Board of Directors of the Company from April 2004 to July 2008 and served as Chief Executive Officer of the Company between April 2004 and July 2006 (when the Company was known as “Sand Hill IT Security Acquisition Corp.”). Number of shares includes 490,509 shares of common stock and 69,443 shares underlying options to purchase common stock. The business address for Mr. Polanen is 200 Town and Country Village, Palo Alto, California 94301.
(3)	Mr. van Hedel became a member of the Board of Directors of the Company upon completion of the merger of St. Bernard Software, Inc. with the Company (when the Company was known as “Sand Hill IT Security Acquisition Corp.”) in July 2006. Number of shares includes 2,471,105 shares of common stock held in trust by Stichting Trustee Ai-Investments for Ai-Investments N.V., Perennial Investments B.V., BeeBird Corporate Finance C.V., and others and 132,154 shares underlying options to purchase common stock. Of the 2,471,105 shares of common stock, 859,192 shares of common stock are held in the name of Beebird Corporate Finance C.V., an entity indirectly owned and controlled by Mr. van Hedel. Mr. van Hedel disclaims beneficial ownership of all the 859,192 shares of common stock held by Beebird Corporate Finance C.V. The remaining 1,611,913 shares of common stock are held in the name of Stichting Trustee Ai-Investments, for which Mr. van Hedel disclaims beneficial ownership of all 1,611,913 shares. Mr. van Hedel is a board member for Stichting Trustee Ai-Investments and managing director for both Ai-Investments N.V. and Perennial Investments B.V. The business address for Mr. van Hedel is Emmaplein 2, 1075 AW, Amsterdam, The Netherlands.
(4)	Mr. Ryan became the Chief Executive Officer effective January 15, 2009. Mr. Ryan has served as a member of the Board of Directors of the Company since July 2006 and became Chairman of the Board of Directors in July 2008. Number of shares includes 2,344,781 shares of common stock and 530,929 shares underlying options to purchase common stock.
(5)	Mr. Baumel has served as a member of the Board of Directors of the Company since August 2010 as a result of the Company’s acquisition of substantially all the assets of Red Condor by the Company and subsequent investment by RWI Ventures. Number of shares include 37,500 shares of common stock acquired through the William & Jill Baumel Trust U/A DTD 10/02/2001, William R. Baumel & Jill M. Baumel TTEE.
(6)	Mr. Nugent joined the Company in April 2010 and currently holds the position of Chief Executive Officer. Number of shares includes 78,125 shares of common stock and 178,958 shares underlying options to purchase common stock.
(7)	Ms. Gietzen currently holds the position of Vice President of Finance. Ms. Gietzen joined the Company in December 2007 as Corporate Controller. Number of shares includes 99,245 shares underlying options to purchase common stock.
(8)	Mr. Smith currently holds the position of Senior Vice President of Worldwide Commercial Sales. Mr. Smith joined the Company in October 2010.
(9)	ATA Management II, LLC, the general partner of ATA Ventures II, ATA Affiliates II and ATA Investment II, may be deemed to have sole power to vote and sole power to dispose of shares of the issuer directly owned by ATA Ventures II, ATA Affiliates II and ATA Investment II. ATA Management II owns 1,235,199 shares of common stock which is comprised of 1,213,452 shares of common stock held by ATA Ventures II, L.P., 18,122 shares of common stock held by ATA Affiliates Fund II, L.P., and 3,625 shares of common stock held by ATA Investment Fund II, L.P. In addition, the number of shares include warrants to purchase up to 120,282 shares of common stock at an exercise price equal to $1.10 per share which are immediately exercisable and expire on August 2, 2014.

(10)	The reported securities are owned directly by RWI Ventures II, L.P., and indirectly by RWI Ventures II Management LLC, as general partner of RWI Ventures II, L.P., and William R. Baumel, as a managing member of RWI Ventures II Management LLC. RWI Ventures II Management LLC and Mr. Baumel disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein. In addition, the number of shares include warrants to purchase up to 69,976 shares of common stock at an exercise price equal to $1.10 per share which are immediately exercisable and expire on August 2, 2014.
(11)	Mr. Jones was the Company’s President and Chief Executive Officer from July 27, 2006 until November 1, 2006. The number of shares provided is based on the latest information available to us.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except for the late filing of Form 4’s by Mr. Nugent and Mr. Smith. On April 28, 2010, Mr. Nugent was granted 500,000 Non-Qualified Stock Option shares on April 28, 2010 by the Company for which Mr. Nugent filed a Form 4 with the SEC on May 5, 2010. On December 23, 2010, Mr. Smith was granted 310,250 shares of common stock by the Company for which Mr. Smith filed a Form 4 with the SEC on January 6, 2011.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards *		Option Awards		Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation		Total
Louis E. Ryan	2010	$273,000	$60,000	—		—		—	—	—		$333,000
Chief Executive Officer and Chairman of the Board of Directors (1)	2009	$213,000	$64,000	—		$25,000	(2)	—	—	—		$302,000

Brian Nugent	2010	$143,000	$43,000	—		$145,000	(4)	—	—	—		$331,000
Chief Operating Officer (3)	2009	—	—	—		—		—	—	—		—

Thalia Gietzen	2010	$185,000	$15,000	—		—		—	—	—		$200,000
Vice President of Finance (5)	2009	$174,000	$17,000	—		$23,000	(6)	—	—	—		$214,000

David Smith	2010	$38,000	—	$180,000	(8)	—		—	—	$20,000	(9)	$238,000
Senior Vice President of Worldwide Commercial Sales (7)	2009	—	—	—		—		—	—	—		—

Steve Yin	2010	$188,000	—	—		—		—	—	$218,000	(10)	$406,000
Former Executive Vice President, Sales and Marketing and Service	2009	$207,000	—	—		$4,000	(11)	—	—	$117,000	(12)	$328,000

Bob Crowe	2010	$225,000	—	—		$17,000	(14)	—	—	—		$242,000
Vice President of Engineering (13)	2009	$85,000	—	—		$48,000	(15)	—	—	—		$133,000

Kevin Harmon	2010	$65,000	—	—		—		—	—	$112,000	(17)	$177,000
National Sales Manager (16)	2009	$49,000	—	—		$2,000	(18)	—	—	$64,000	(19)	$115,000

(1)	Mr. Louis Ryan was hired as Chief Executive Officer and acting Chief Financial Officer effective January 15, 2009. Ms. Gietzen was later appointed VP of Finance effective June 1, 2009.
(*)	Amounts shown here were calculated utilizing the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718 (formerly SFAS No. 123R (revised 2004)), “Compensation—Stock Compensation”.
(2)	On April 2, 2009, stock option grants for 165,000 shares of the Company’s common stock were made to Mr. Ryan at an exercise price of $0.15 per share under the Company’s 2005 Stock Option Plan. These options vest in equal installments of 1/36 per month over a three (3) year period, starting on the date of the grant, and until such options are vested in full.
(3)	Mr. Brian Nugent was hired as Chief Operating Officer on April 28, 2010.
(4)

On April 28, 2010, stock option grants for 500,000 shares of the Company’s common stock were made to Mr. Nugent at an exercise price of $0.29 per share under the Company’s 2006 Stock Option Plan. These options vests over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant.

(5)	Ms. Gietzen has held the position of VP of Finance since June 1, 2009.
(6)

On July 9, 2009 and December 17, 2009, stock option grants for 100,000 shares and 20,000 shares of the Company’s common stock were made to Ms. Gietzen at exercise prices of $0.20 per share and $0.16 per share, respectively. Each of the listed options granted on July 9, 2009 vest in equal installments of 1/36 per month over a three (3) year period, starting on the date of the grant, and until such options are vested in full. Each of the listed options granted on December 17, 2009 vests over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant.

(7)	Mr. David Smith was hired as Senior Vice President of Worldwide Commercial Sales on October 18, 2010.

(8)	On December 23, 2010, a stock award grant for 310,250 shares of the Company’s common stock were granted to Mr. David Smith pursuant to the 2010 Employee, Director and Consultant Equity Incentive Plan with the following vesting schedule (i) If Mr. Smith’s employment is terminated prior to the first anniversary of the date of the grant, all of the shares will be forfeited to the Company; (ii) If Mr. Smith’s employment is terminated on or after the first anniversary of the date of the grant but prior to the second anniversary of the date of the grant, then 75% of the shares will be forfeited to the Company (rounded up to the next highest whole number of shares); (iii) If Mr. Smith’s employment is terminated on or after the second anniversary of the date of the grant but prior to the third anniversary of the date of the grant, then 50% of the shares will be forfeited to the Company (rounded up to the next highest whole number of shares); (iv) If Mr. Smith’s employment is terminated on or after the third anniversary of the date of the grant but prior to the 4th anniversary of the date of the grant, then 25% of the shares will be forfeited to the Company (rounded up to the next highest whole number of shares); (v) If Mr. Smith is not terminated prior to the fourth anniversary of the date of the grant, then the forfeiture right expires.
(9)	Represents $20,000 in commissions paid in 2010.
(10)	Consists of $122,000 in commissions paid, $31,000 in severance paid in 2010, and $65,000 in gains from the exercise of stock options.
(11)

On April 2, 2009 and December 17, 2009, stock option grants for 25,000 shares and 2,500 shares of the Company’s common stock were made to Mr. Yin at exercise prices of $0.15 per share and $0.16 per share, respectively. Each of the listed options vests over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant.

(12)	Consists of $117,000 in commissions paid in 2009.
(13)	Mr. Bob Crowe held the position of Vice President of Technical Operations until May 11, 2007. He was then rehired on August 1, 2009 as Vice President of Engineering.
(14)

On May 27, 2010, stock option grants for 50,000 shares of the Company’s common stock were made to Mr. Crowe at an exercise price of $0.34 per share under the Company’s 2005 Stock Option Plan. Each of the listed options vests over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant.

(15)

On October 28, 2009, stock option grants for 200,000 shares of the Company’s common stock were made to Mr. Crowe at an exercise price of $0.24 per share under the Company’s 2005 Stock Option Plan. Of these options, 20,000 shares vested in full automatically, with the remaining 180,000 shares vesting over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant.

(16)	Mr. Kevin Harmon was promoted to National Sales Manager on August 1, 2009.
(17)	Represents $112,000 in commissions paid in 2010.
(18)

On August 3, 2009, stock option grants for 10,000 shares of the Company’s common stock were made to Mr. Harmon at an exercise price of $0.34 per share under the Company’s 2005 Stock Option Plan. Each of the listed options vests over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant.

(19)	Represents $64,000 in commissions paid in 2009.

LOUIS E. RYAN EMPLOYMENT AGREEMENT

The Company entered into an Employment Agreement with Louis E. Ryan, to serve as the Company’s Chief Executive Officer on January 15, 2009, amended on January 19, 2010 with an effective date of January 1, 2010.

Pursuant to the terms of the Amendment, Mr. Ryan is entitled to receive payments of $11,458 (before deductions made at Employee's request, if any, and deductions required by federal, state and local law) twice per month, which is an increase from his previous monthly base salary. Additionally, Mr. Ryan is entitled to receive a quarterly performance bonus (if any), not to exceed $50,000 in the aggregate, based on specific performance targets set forth in the bonus plan established by the Board of Directors, which is a decrease from his previous quarterly performance bonus. The Company also granted Mr. Ryan 100,000 non-qualified stock options to vest over a three (3) year period with one third (1/3) vesting on the first anniversary of the date of the grant and the remainder two thirds (2/3) vesting over the remaining two (2) years on a monthly basis thereafter (such shares to vest on the first day of each month thereafter until such shares are vested in full). The Amendment extends the Employment Agreement to December 31, 2010, after which Mr. Ryan’s employment shall continue on an “at-will” basis (unless the parties enter into a new contract). Starting on July 1, 2010 either party may terminate the Employment Agreement by providing the other party with thirty (30) days prior written notice.

Mr. Ryan has been a Board Member since July 2006 and currently serves as the Chairman of the Board of Directors.

THALIA GIETZEN EMPLOYMENT AGREEMENT

On July 9, 2009, the Company and Thalia Gietzen entered into an Employment Agreement, amended on March 24, 2011, with an effective date of April 1, 2011. Under the terms of the Employment Agreement, Ms. Gietzen serves as Vice President of Finance with an effective date of June 1, 2009.

Pursuant to the terms of the Employment Agreement, Ms. Gietzen is entitled to receive semi-monthly payments of $8,541.67 (before deductions made at Employee’s request, if any, and for deductions required by federal, state and local law). Additionally, the Company granted Ms. Gietzen 100,000 non-qualified stock options under the Company’s 2005 Stock Option Plan to vest in equal installments of 1/36 per month over three years starting on the date of the grant. Ms. Gietzen’s employment is on an “at-will” basis and not for any specific time period, although if she is terminated without cause, as “cause” is defined in the Offer Letter, then Ms. Gietzen may be entitled to receive three (3) months severance.

BRIAN NUGENT EMPLOYMENT AGREEMENT

The Company entered into an Employment Agreement with Brian Nugent, to serve as the Company’s Chief Operating Officer on April 28, 2010.

Pursuant to the terms of the Employment Agreement, Mr. Nugent is entitled to receive semi-monthly payments of $9,375 (before deductions made at Employee’s request, if any, and for deductions required by federal, state and local law). Additionally, the Company granted Mr. Nugent 500,000 non-qualified stock options under the Company’s 2006 Stock Option Plan to vest over a three (3) year period with one third (1/3) vesting on the first anniversary of the date of the grant and the remainder two thirds (2/3) vesting over the remaining two (2) years on a monthly basis thereafter and until such options are vested in full. Mr. Nugent’s employment is on an “at-will” basis and not for any specific time period, although if he is terminated without cause, as “cause” is defined in the Offer Letter, then Mr. Nugent may be entitled to receive six (6) months severance.

DAVID SMITH EMPLOYMENT AGREEMENT

The Company entered into an Employment Agreement with David Smith, to serve as the Company’s Senior Vice President of Worldwide Commercial Sales on October 18, 2010.

Pursuant to the terms of the Employment Agreement, Mr. Smith is entitled to receive semi-monthly payments of $9,375 (before deductions made at Employee’s request, if any, and for deductions required by federal, state and local law). Additionally, Mr. Smith is entitled to receive monthly commission on sales based on the terms and conditions of the 2010—2011 Sales Variable (Commission) Compensation Plan established by the Board of Directors. The Company will also grant Mr. Smith either (i) 365,000 non-qualified stock options; or (ii) a commensurate number of restricted shares to vest over a four (4) year period with one fourth (1/4) vesting on the first anniversary of the date of the grant and the remainder three fourths (3/4) vesting over the remaining three (3) years on a monthly basis thereafter until such shares are vested in full. Mr. Smith’s employment is on an “at-will” basis and not for any specific time period, although if he is terminated without cause, as “cause” is defined in the Offer Letter, then Mr. Smith may be entitled to receive six (6) months severance.

OUTSTANDING EQUITY AWARDS VALUE AT FISCAL YEAR-END TABLE

Option Awards								Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price			Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
Louis E. Ryan Chief Executive Officer and Chairman of the Board of Directors	91,666 23,611 — 175,000 25,000 77,166 50,000	(1) (1) (2) (2) (2) (2) (2)	73,334 26,389 100,000 — — 22,334 —	$ $ $ $ $ $ $	0.15 0.20 0.20 0.25 0.25 0.25 0.25	(3) (3) (3) (3)	04/02/2019 07/09/2019 01/19/2020 11/12/2017 07/23/2017 08/19/2018 09/07/2016	—		—

Thalia Gietzen Vice President of Finance	6,600 47,222 14,581 11,650	(2) (1) (2) (2)	13,400 52,778 419 3,350	$ $ $ $	0.16 0.20 0.25 0.25	(3) (3)	12/17/2019 07/09/2019 01/16/2018 08/21/2018	—		—

Brian Nugent Chief Operating Officer	—	(2)	500,000		$0.29	(3)	04/28/2020 04/02/2019 12/17/2019 03/02/2015 08/21/2018	—		—

David Smith Chief Operating Officer	—		—		—		—	310,250	(4)	$180,000	(5)

(1)	Each of the listed options vest in equal installments of 1/36 per month over a three (3) year period, starting on the date of the grant, and until such options are vested in full.
(2)

Each of the listed options vests over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant.

(3)	On February 9, 2009, the Board of Directors of the Company approved an amendment to these stock option grants reducing the exercise price of the amended option grants to $0.25, which was the closing fair market price of the Company’s common stock on February 10, 2009. The intention of the Board of Directors in approving the amendment was to reestablish the incentive and retentive value of the amended stock options. See Note 2 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 regarding the assumptions underlying the valuation of these option grants under SFAS 123R.
(4)

The stock awards were granted pursuant to the 2010 Employee, Director and Consultant Equity Incentive Plan with the following vesting schedule (i) If Mr. Smith’s employment is terminated prior to the first anniversary of the date of the grant, all of the shares will be forfeited to the Company; (ii) If Mr. Smith's employment is terminated on or after the first anniversary of the date of the grant but prior to the second anniversary of the date of the grant, then 75% of the shares will be forfeited to the Company (rounded up to the next highest whole number of shares); (iii) If Mr. Smith’s employment is terminated on or after the second anniversary of the date of the grant but prior to the third anniversary of the date of the grant, then 50% of the shares will be forfeited to the Company (rounded up to the next highest whole number of shares); (iv) If Mr. Smith’s employment is terminated on or after the third anniversary of the date of the grant but prior to the 4th anniversary of the date of the grant, then 25% of the shares will be forfeited to the Company (rounded up to the next highest whole number of shares); (v) If Mr. Smith is not terminated prior to the fourth anniversary of the date of the grant, then the forfeiture right expires.

(5)	The amount shown here was calculated utilizing the provisions of ASC 718, which were calculated using the grant date fair value.

DIRECTOR COMPENSATION TABLE (1)

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards		All Other Compensation	Total
Louis E. Ryan	—	—	$20,000	(2)	—	$20,000
Humphrey P. Polanen	$35,000	—	$11,000	(3)	—	$46,000
Bart A.M. van Hedel	$31,000	—	$11,000	(3)	—	$42,000
William Baumel (4)	$6,000	—	—		—	$6,000

(1)	At December 31, 2010, each director had the following aggregate number of stock option awards outstanding: Mr. Ryan 665,000, Mr. Polanen 150,000 shares, and Mr. van Hedel 179,377 shares.
(2)	Amounts shown here were calculated utilizing the provisions as codified in ASC 718 (formerly SFAS No. 123R (revised 2004)), “Compensation – Stock Compensation”. On January 19, 2010, stock option grants for 100,000 shares of the Company’s common stock were made to Mr. Ryan an at an exercise price of $0.20 per share under the Company’s 2005 Stock Option Plan. In the event of a change in control of the Company which results in removal of the director as a member of the Board, the vesting of that director’s options is accelerated such that the options become immediately exercisable in full.
(3)	Amounts shown here were calculated utilizing the provisions as codified in ASC 718 (formerly SFAS No. 123R (revised 2004)), “Compensation – Stock Compensation”. On January 28, 2010, stock option grants for 50,000 shares of the Company’s common stock were made to Messrs. Polanen and van Hedel an at an exercise price of $0.22 per share under the Company’s 2005 Stock Option Plan. In the event of a change in control of the Company which results in removal of the director as a member of the Board, the vesting of that director’s options is accelerated such that the options become immediately exercisable in full.
(4)	Mr. Baumel was appointed to St. Bernard’s Board of Directors in connection with the Securities Purchase Agreement with Red Condor, Inc. dated August 2, 2010.

Effective July 1, 2010, each of the Company’s non-employee directors receives cash compensation in the form of an annual retainer of $15,000, payable quarterly. St. Bernard reimburses its non-employee directors for their reasonable expenses incurred in attending meetings of the Board of Directors and committees of the Board of Directors. Effective January 15, 2009, Mr. Ryan, whom is the Chairman of the Board of Directors, is not entitled to any Board of Directors fees.

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

In November 2006, the Company adopted a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of the Company’s policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants. Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Company relies on information supplied by its executive officers and directors. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself from the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Audit Committee look at, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

CERTAIN RELATED-PERSON TRANSACTIONS

None.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are St. Bernard Software, Inc. stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Direct your written request to St. Bernard Software, Inc., Louis E. Ryan, Chief Executive Officer, 15333 Avenue of Science, San Diego, CA 92128 or contact Louis E. Ryan at 858-676-2277. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Louis E. Ryan

Chief Executive Officer and

Chairman of the Board of Directors

April 29, 2011

Our Annual Report on Form 10-K for the 2010 fiscal year, filed with the Securities and Exchange Commission on March 18, 2011, is being mailed along with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material. Stockholders may also obtain a copy of the Annual Report, without charge, by writing to the Chief Executive Officer, St. Bernard Software, Inc., 15333 Avenue of Science, San Diego, CA 92128. We will furnish upon request any exhibits to the Form 10-K upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits. Our Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding the Company, are also available on our website at http://www.stbernard.com or the Securities and Exchange Commission’s public website at http://www.sec.gov.

ANNEX I

ST. BERNARD SOFTWARE, INC.

2010 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this St. Bernard Software, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.01 par value per share.

Company means St. Bernard Software, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this St. Bernard Software, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan – an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees, directors of the Company and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards. No ISOs may be granted until shareholder approval of the Plan.

3.	SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be 1,350,000 Shares, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan. Notwithstanding the foregoing, the maximum aggregate number of ISOs, Non-Qualified Options and Stock-Based Awards which may be issued is 350,000 Shares. Stock Grant may be issued up to the maximum amount set forth in the first sentence of this paragraph.

(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 750,000 Shares be granted to any Participant in any fiscal year;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent;

(f) Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

(g) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

In addition, as long as the Company has to comply with Section 25102(f) of the California Corporations Code, the following shall apply:

(a) Shares which may be issued pursuant to this Plan may not be issued to more than thirty five (35) persons.

(b) Each Participant is required to have a preexisting personal or business relationship with the Company or any of its partners, officers, directors or controlling persons, or by reason of their business or financial experience or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect their own interests in connection with the transaction.

(c) Each Participant represents that the Participant is purchasing for the Participant’s own account (or a trust account if the Participant is a trustee) and not with a view to or for sale in connection with any distribution of the security.

(d) The offer and issuance of Shares pursuant to this Plan is not to be accomplished by the publication of any advertisement.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)

Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option, provided, that if the exercise price is less than Fair Market Value, the terms of such Option must comply with the requirements of Section 409A of the Code unless granted to a Consultant to whom Section 409A of the Code does not apply.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(iv)	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an

Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

(x)	No ISOs may be granted until shareholder approval of the Plan.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c), and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of any Option including, but not limited to, pursuant to Section 409A of the Code.

10.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant, and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, pursuant to Section 409A of the Code.

11.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the aggregate exercise or purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b) Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant that remain subject to forfeiture provisions shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

22.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

(a) The person who exercises or accepts such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the Securities Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such

“modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

25.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.

The Plan will terminate on [November 11, 2020], the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ST. BERNARD SOFTWARE, INC.

Proxy -- 2011 Annual Meeting of Stockholders June 15, 2011

The undersigned, a stockholder of St. Bernard Software, Inc., a Delaware corporation (the “Company”), does hereby appoint Thalia Gietzen (with full power to act alone), the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 2011 Annual Meeting of Stockholders of the Company to be held at 15333 Avenue of Science, San Diego, CA 92128 on June 15, 2011, at 9:00 A.M., Pacific Time, or at any adjournment or postponements thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated April 29, 2011, and a copy of the Company’s Annual Report for the year ended December 31, 2010.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS, APPROVE THE EQUITY OF THE 2010 EMPLOYEE, DIRECTOR, AND CONSULTANT EQUITY INCENTIVE PLAN, APPROVE THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE ITS CORPORATE NAME, AND TO RATIFY THE APPOINTMENT OF SQUAR, MILNER, MIRANDA & WILLIAMSON, LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

(CONTINUED TO BE COMPLETED, SIGNED AND DATED ON THE REVERSE SIDE)

14475

2011 ANNUAL MEETING OF STOCKHOLDERS OF

ST. BERNARD SOFTWARE, INC.

June 15, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp CoNumber=13605

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20430303000000000000 6

061511

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

FOR AGAINST ABSTAIN

1. Election of Directors to hold office until the 2012 Annual Meeting of

2.

Approval of the adoption of the Company’s 2010 Employee, Director,

Stockholders:

and Consultant Equity Incentive Plan authorizing the issuance of up

NOMINEES:

to 1,350,000 shares of common stock under such plan.

FOR ALL NOMINEES

O

Humphrey Polanen

O

Bart A. M. van Hedel

WITHHOLD AUTHORITY

O Louis Ryan

3.

Approval of an amendment of the Company’s Certificate of

FOR ALL NOMINEES

O

William Baumel

Incorporation to change its corporate name from St. Bernard

Software, Inc. to Edgewave, Inc.

FOR ALL EXCEPT

(See instructions below)

4.

Ratification of Squar, Milner, Miranda & Williamson, LLP as

independent auditors of the Company for its fiscal year ending

December 31, 2011.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”

and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2011 ANNUAL MEETING OF STOCKHOLDERS OF

ST. BERNARD SOFTWARE, INC.

June 15, 2011

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any

COMPANY

NUMBER

touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

ACCOUNT

NUMBER

MAIL - Sign, date and mail your proxy card in the envelope

provided as soon as possible.

IN PERSON - You may vote your shares in person by attending

the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp CoNumber=13605

-

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20430303000000000000 6

061511

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

FOR AGAINST ABSTAIN

1. Election of Directors to hold office until the 2012 Annual Meeting of

2.

Approval of the adoption of the Company’s 2010 Employee, Director,

Stockholders:

and Consultant Equity Incentive Plan authorizing the issuance of up

NOMINEES:

to 1,350,000 shares of common stock under such plan.

FOR ALL NOMINEES

O

Humphrey Polanen

O

Bart A. M. van Hedel

WITHHOLD AUTHORITY

O Louis Ryan

3.

Approval of an amendment of the Company’s Certificate of

FOR ALL NOMINEES

O

William Baumel

Incorporation to change its corporate name from St. Bernard

Software, Inc. to Edgewave, Inc.

FOR ALL EXCEPT

(See instructions below)

4.

Ratification of Squar, Milner, Miranda & Williamson, LLP as

independent auditors of the Company for its fiscal year ending

December 31, 2011.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”

and fill in the circle next to each nominee you wish to withhold, as shown here:

JOHN SMITH

1234 MAIN STREET

APT. 203

NEW YORK, NY 10038

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.